UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 7, 2002
(Date of earliest event reported): November 6, 2002

VERIDIAN CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31342 (Commission File Number)	54-1387657 (I.R.S. Employer Identification No.)

1200 South Hayes Street, Suite 1100, Arlington, Virginia (Address of principal executive offices)	22202-5005 (Zip Code)

Registrant’s telephone number, including area code: (703) 575-3100

Item 7.       Financial Statements and Exhibits.

                   (c)        Exhibits.

99.1	Press Release dated November 6, 2002 announcing earnings for the three month and nine month periods ending September 30, 2002.

Item 9.      Regulation FD Disclosure.

                   On November 6, 2002, Veridian issued a press release regarding its earnings for the three month and nine month periods ending September 30, 2002. A copy of the press release is set forth as Exhibit 99.1 hereto. This exhibit is not filed but is furnished pursuant to Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIDIAN CORPORATION

By: /s/ JERALD S. HOWE, JR.
Name: Jerald S. Howe, Jr. Title: Senior Vice President and General Counsel

Date:  November 6, 2002